UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2013

Capital Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 10th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 11, 2013, the Audit Committee (the “Audit Committee”) of the board of directors of Capital Trust, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm, effective as of the date of the completion of the audit services for the fiscal year ended December 31, 2012. Upon completion of their audit services for the fiscal year ended December 31, 2012, the Company will file an amendment to this Form 8-K with the specific date of dismissal of Ernst & Young and an update of the disclosures required by Item 304 (a)(1)(iv) and (v) of Regulation S-K through that date.

Ernst & Young is in the process of completing its audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2012 and, accordingly, the audit report for such period has not been issued. Ernst & Young’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2011 and through March 11, 2013, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference thereto in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On March 14, 2013, the Company provided Ernst & Young with a copy of this Form 8-K and requested that Ernst & Young provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above disclosures. A copy of Ernst & Young’s letter, dated March 14, 2013, is attached as Exhibit 16.1 to this Form 8-K.

(b) Newly Engaged Independent Registered Public Accounting Firm

On March 11, 2013, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2013 (including with respect to the Company’s quarterly period ending March 31, 2013). Deloitte is the independent registered public accounting firm of the parent of the Company’s manager, The Blackstone Group L.P. During the two fiscal years ended December 31, 2012 and 2011 and through March 11, 2013, neither the Company, nor anyone on its behalf, consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Deloitte that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

i

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 14, 2013

ii

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.
Date: March 14, 2013
	By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis
Title: Chief Financial Officer

iii